UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: March 4, 2005
(Date of earliest event reported)

                        Asset Backed Funding Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-121564                75-2533468
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                 File No.)             Identification No.)

214 North Tryon Street, Charlotte, North Carolina                       28255
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Address of principal executive offices                                (Zip Code)

Registrant's telephone number, including area code (704) 386-2400


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letters.

ITEM 9.01 Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      (99) Computational Materials, Structural Term Sheets and Collateral Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2005-HE1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET BACKED FUNDING CORPORATION

March 4, 2005

                                        By:    /s/ Kirk B. Meyers
                                               ---------------------------------
                                        Name:  Kirk B. Meyers
                                        Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99)              Computational Materials, Collateral Term              E
                  Sheets and Structural Term Sheets prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed
                  Certificates, Series 2005-HE1